THE NEEDHAM FUNDS, INC.
445 PARK AVENUE
NEW YORK, NEW YORK 10022

SUPPLEMENT DATED JANUARY 27, 2010
TO THE PROSPECTUS DATED MAY 1, 2009

This supplement provides new and additional information that affects information contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective January 1, 2010, Bernard Lirola has resigned as Executive Vice President and Co-Portfolio Manager of Needham Growth Fund and as Executive Vice President and Portfolio Manager of Needham Aggressive Growth Fund.  John Barr, Managing Director of Needham Asset Management, LLC, will be Executive Vice President and Co-Portfolio Manager of Needham Growth Fund and Executive Vice President and Portfolio Manager of Needham Aggressive Growth Fund.

Portfolio Managers

Mr. Barr is a graduate of Harvard Business School and Colgate University.  From 1995-2000, Mr. Barr was a Managing Director and Senior Analyst at Needham & Company.  He was an Institutional Investor All-Star and was ranked by Reuters as leader of one of the top software teams.  He also served as Director of Research.  From 2000-2002, he was a Managing Director and Senior Analyst at Robertson Stephens following semiconductor technology companies.  From 2002-2008, Mr. Barr was a portfolio manager and analyst on Buckingham Capital Management’s diversified industry long/ short domestic equity hedge fund.  He focused on telecom, semiconductors and software.  He also has experience with financials, energy, exploration and production and mining stocks.  From 2008-2009, Mr. Barr was the Founding and Managing Member of Oliver Investment Management, LLC, a long-short hedge fund focused on small cap technology and exploration and mining stocks.  He rejoined Needham & Company in August 2009.  He serves as Executive Vice President and Co-Portfolio Manager of the Growth Fund and as Executive Vice President and the Portfolio Manager of the Aggressive Growth Fund.  He engages in a variety of portfolio management-related activities, including stock selection, research, company visits and market analysis.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in each Fund.

All references in the Prospectus to the portfolio manager of The Needham Funds, Inc. shall be deemed amended to reflect the foregoing changes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

THE NEEDHAM FUNDS, INC.
445 PARK AVENUE
NEW YORK, NEW YORK 10022

SUPPLEMENT DATED JANUARY 27, 2010
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2009

This supplement provides new and additional information that affects information contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

Effective January 1, 2010, Bernard Lirola has resigned as Executive Vice President and Co-Portfolio Manager of Needham Growth Fund and as Executive Vice President and the Portfolio Manager of Needham Aggressive Growth Fund.  John Barr, Managing Director of Needham Asset Management, LLC, will be Executive Vice President and Co-Portfolio Manager of Needham Growth Fund and Executive Vice President and the Portfolio Manager of Needham Aggressive Growth Fund.

PORTFOLIO MANAGERS

The following table shows information regarding other accounts managed by each portfolio manager as of December 31, 2009.

Name of Portfolio Manager/Names of Funds	Number of Other Accounts Managed/Total Assets in Accounts ($)			Other Accounts with Performance-Based Fees
	Registered Investment Companies	Other Pooled Investment Vehicles (“PIV”)	Other Accounts	Number & Category	Total Assets ($)
John Barr/ Growth Fund and Aggressive Growth Fund	None	None	None	None	N/A

Mr. Barr and Mr. Retzler are compensated by the Adviser with an annual salary and bonus, both of which vary from year-to-year, based on a variety of factors, including overall profitability of the firm, the profitability of the asset management activities of the firm, and assessments by the senior management of the firm of the contributions of said individuals to the success of the firm.  The portfolio managers’ compensation is not based on the Funds’ pre- or after-tax performance or on the value of assets held in each Fund’s portfolio.

One of the components of the bonus pool which both Mr. Barr and Mr. Retzler are eligible to participate in each year is the performance fees which may be received by affiliates of The Needham Group, Inc. for managing non-registered investment accounts.  The bonus pool is also composed of profits from the other business units of the firm, such as trading and investment banking.

The table below shows the range of equity securities beneficially owned by each portfolio manager in the Fund or Funds managed by the portfolio manager as of December 31, 2009.

Name of Portfolio Manager	Names of Funds Managed	Range of Securities Owned
John Barr	Growth Fund	$10,001 - $50,000
	Aggressive Growth Fund	none

MANAGEMENT

The Management table is revised with respect to the officers of The Needham Funds, Inc., to reflect the removal of Bernard Lirola and the addition of the officer indicated below.  The table indicates his address, age, position with The Needham Funds, Inc., term of office and length of time served, principal occupations during the past five years and the number of portfolios overseen by him.

Name, Address and Age	Position with Registrant	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director/Officer	Principal Occupation(s) During Past 5 Years
Officers
John Barr 445 Park Avenue New York, NY 10022 Age: 53	Executive Vice President and Co-Portfolio Manager of Needham Growth Fund; Executive Vice President and the Portfolio Manager of Needham Aggressive Growth Fund	One year: Since 2010	Two	Portfolio Manager at Needham Asset Management since 2010; Founding and Managing Member of Oliver Investment Management, LLC, 2008 – 2009; Manager and Analyst at Buckingham Capital, 2002-2008.

All references in the Statement of Additional Information to the portfolio managers of The Needham Funds, Inc. shall be deemed amended to reflect the foregoing changes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.